Goodwill and Other Intangible Assets - Schedule of Estimated Amortization Expense of Intangible Assets (Detail) $ in Thousands	Jan. 31, 2015 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity
January 30, 2016	$ 429
January 28, 2017	376
February 3, 2018	338
February 2, 2019	335
February 1, 2020	309
Thereafter	1,436
Total remaining amortization	$ 3,223